                               POWER OF ATTORNEY
                               -----------------
   RIVESOURCE LIFE INSURANCE COMPANY (previously IDS LIFE INSURANCE COMPANY)
   -------------------------------------------------------------------------

               Gumer C. Alvero                 Kevin E. Palmer
               Timothy V. Bechtold             Mark E. Schwarzmann
               Brian J. McGrane                Bridget M. Sperl
                                               David K. Stewart

Do hereby jointly and severally authorize Chris R. Long, Mary Ellyn Minenko, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 2nd day of January, 2007.


/s/ Gumer C. Alvero                       /s/ Kevin E. Palmer
    ---------------------------------         ---------------------------------
    Gumer C. Alvero                           Kevin E. Palmer
    Director and Executive                    Director, Vice President
    Vice President - Annuities                and Chief Actuary

/s/ Timothy V. Bechtold                   /s/ Mark E. Schwarzmann
    ---------------------------------         ---------------------------------
    Timothy V. Bechtold                       Mark E. Schwarzmann
    Director and President                    Director, Chairman of the Board
                                              and Chief Executive Officer

/s/ Brian J. McGrane                      /s/ Bridget M. Sperl
    ---------------------------------         ---------------------------------
    Brian J. McGrane                          Bridget M. Sperl
    Director, Executive Vice President        Executive Vice President -
    and Chief Financial Officer               Client Services

                                          /s/ David K. Stewart
                                              ---------------------------------
                                              David K. Stewart
                                              Vice President and Controller
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
                                     RIVERSOURCE LIFE INSURANCE COMPANY
                             REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                          1933       1940
                                                                                         Act No.    Act No.
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                              811-
                                                                                                    07247
Privileged Assets Select Annuity                                                        333-
                                                                                        xxxx
RiverSource Variable Annuity Account                                                                811-
                                                                                                    7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                    333-xxx
Plus/RiverSource Personal Portfolio
RiverSource Preferred Variable Annuity                                                  333-xxx
Evergreen Essential Variable Annuity                                                    333-xxx
Evergreen New Solutions Variable Annuity                                                333-xxx
Evergreen New Solutions Select Variable Annuity                                         333-xxx
Evergreen Pathways Variable Annuity                                                     333-xxx
Evergreen Privilege Variable Annuity                                                    333-xxx
RiverSource AccessChoice Select Variable Annuity                                        333-xxx
RiverSource Endeavor Select Variable Annuity                                            333-xxx
RiverSource FlexChoice Variable Annuity                                                 333-xxx
RiverSource FlexChoice Select Variable Annuity                                          333-xxx
RiverSource Galaxy Premier Variable Annuity                                             333-xxx
RiverSource Innovations Variable Annuity                                                333-xxx
RiverSource Innovations Classic Variable Annuity                                        333-xxx
RiverSource Innovations Classic Select Variable Annuity                                 333-xxx
RiverSource Innovations Select Variable Annuity                                         333-xxx
RiverSource New Solutions Variable Annuity                                              333-xxx
RiverSource Pinnacle Variable Annuity                                                   333-xxx
RiverSource Platinum Variable Annuity                                                   333-xxx
RiverSource Signature Variable Annuity                                                  333-xxx
RiverSource Signature One Variable Annuity                                              333-xxx
RiverSource Signature One Select Variable Annuity                                       333-xxx
RiverSource Signature Select Variable Annuity                                           333-xxx
Wells Fargo Advantage Variable Annuity                                                  333-xxx
Wells Fargo Advantage Builder Variable Annuity                                          333-xxx
Wells Fargo Advantage Builder Select Variable Annuity                                   333-xxx
Wells Fargo Advantage Choice Select Variable Annuity                                    333-xxx
Wells Fargo Advantage Choice Variable Annuity                                           333-xxx
Wells Fargo Advantage Select Variable Annuity                                           333-xxx

RIVERSOURCE ACCOUNT F                                                                               811-
                                                                                                    2317
RiverSource Variable Retirement & Combination Retirement Annuities                      2-73114
RiverSource Employee Benefit Annuity                                                    33-
                                                                                        52518
RiverSource Flexible Annuity                                                            33-4173

RiverSource Group Variable Annuity Contract                                             33-
                                                                                        47302

RIVERSOURCE VARIABLE ANNUITY FUND A                                                                 811-
                                                                                                    1653
RiverSource Variable Annuity Fund A                                                     2-29081

RIVERSOURCE VARIABLE ANNUITY FUND B                                                                 811-
                                                                                                    1674
Individual                                                                              2-29358
Group                                                                                   2-47430

RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                                                  33-
                                                                                        62407
RiverSource Retirement Advisor Variable Annuity                                         333-
                                                                                        79311
RiverSource Retirement Advisor Variable Annuity - Band 3                                333-
                                                                                        79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource                   333-
Retirement Advisor Select Plus Variable Annuity                                         79311
RiverSource Retirement Advisor Advantage Variable Annuity - Band 3                      333-
                                                                                        79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource              333-
RetirementAdvisor Select Plus Variable Annuity                                          79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource            333-
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4      79311
Access Variable Annuity

RIVERSOURCE ACCOUNT SBS                                                                             811-
                                                                                                    06315
RiverSource Symphony Annuity                                                            33-
                                                                                        40779

RIVERSOURCE MVA ACCOUNT                                                                             N/A
Evergreen Essential Variable Annuity                                                    333-xxx
Evergreen New Solutions Variable Annuity                                                333-xxx
Evergreen New Solutions Select Variable Annuity                                         333-xxx
Evergreen Pathways Variable Annuity                                                     333-xxx
Evergreen Privilege Variable Annuity                                                    333-xxx
RiverSource AccessChoice Select Variable Annuity                                        333-xxx
RiverSource Endeavor Select Variable Annuity                                            333-xxx
RiverSource FlexChoice Variable Annuity                                                 333-xxx
RiverSource FlexChoice Select Variable Annuity                                          333-xxx
RiverSource Galaxy Premier Variable Annuity                                             333-xxx
RiverSource Innovations Variable Annuity                                                333-xxx
RiverSource Innovations Classic Variable Annuity                                        333-xxx
RiverSource Innovations Classic Select Variable Annuity                                 333-xxx
RiverSource Innovations Select Variable Annuity                                         333-xxx
RiverSource New Solutions Variable Annuity                                              333-xxx
RiverSource Pinnacle Variable Annuity                                                   333-xxx
RiverSource Signature Variable Annuity                                                  333-xxx
RiverSource Signature One Variable Annuity                                              333-xxx
RiverSource Signature One Select Variable Annuity                                       333-xxx

RiverSource Signature Select Variable Annuity                                           333-xxx
Wells Fargo Advantage Variable Annuity                                                  333-xxx
Wells Fargo Advantage Builder Variable Annuity                                          333-xxx
Wells Fargo Advantage Builder Select Variable Annuity                                   333-xxx
Wells Fargo Advantage Choice Select Variable Annuity                                    333-xxx

RIVERSOURCE ACCOUNT MGA                                                                             N/A
RiverSource Guaranteed Term Annuity                                                     333-
                                                                                        114888
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource              333-
Retirement Advisor Select Plus Variable Annuity                                         114888
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource            333-
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor        114888
4 Access Variable Annuity
RiverSource Guaranteed Variable Annuity Contract                                        33-
                                                                                        48701

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                          811-
                                                                                                    4298
RiverSource Single Premium Variable Life Insurance                                      333-
                                                                                        83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -         333-
Estate Series                                                                           69777
RiverSource Variable Second-To-Die Life Insurance                                       33-
                                                                                        62457
RiverSource Variable Universal Life Insurance                                           33-
                                                                                        11165
RiverSource Variable Universal Life III                                                 333-
                                                                                        69777
RiverSource Succession Select Variable Life Insurance                                   33-
                                                                                        62457
RiverSource Single Premium Variable Life Insurance Policy                               2-97637

RIVERSOURCE VARIABLE LIFE ACCOUNT                                                                   811-
                                                                                                    09515
RiverSource Signature Variable Universal Life Insurance                                 333-
                                                                                        84121

RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                                811-
                                                                                                    4652
RiverSource Single Premium Variable Life Insurance Policy                               33-5210